EXHIBIT 99.1



[INFOWAVE LOGO]


INFOWAVE REPORTS 2001 FINAL RESULTS

Vancouver, BC - March 7, 2002 - Infowave Software (TSE: IW), a global provider of software that connects enterprise applications to wireless devices, today released financial results for the fiscal year ended December 31, 2001. All amounts are in United States dollars and presented according to Canadian GAAP (Generally Accepted Accounting Principles).

Infowave today reported record 2001 revenue of $3,189,253, an increase of 111% from $1,513,557 in fiscal 2000. The Company's core enterprise software revenue (excluding non-recurring engineering fees), grew 302% year-over-year, and represented 82% of total 2001 revenue, compared to 43% of 2000 revenue. Total operating expenses, excluding restructuring charges and depreciation, were $19,101,409, an increase of 9% over $17,484,802 in 2000. During 2001, the company charged $1,253,707 in restructuring costs related to expense reduction initiatives undertaken in the third and fourth quarter. Monthly cash requirements for operating expenses and capital expenditures in the fourth quarter were reduced by more than 40% compared to the first half of 2001. Total headcount at the end of the year was 122, compared to 147 at the end of 2000 and a peak of 192 in the second quarter.

"In the last 12 months many assumptions and market conditions changed. Unlike the industry's forecast, the market for wireless data access did not develop as rapidly as we had hoped. The adoption rate has been disappointing and we have had to adjust our strategies as a result," said Infowave Chief Executive Officer Thomas Koll. "Our vision to be the leading provider of wireless access solutions for enterprises remains intact. Despite the challenges of 2001, Infowave continued to strengthen key partnerships, ship innovative fourth generation products and added over 100 new enterprise customers. Infowave also secured funding in November, which ensures that the company is capitalized through 2002. We believe this combination puts us in a strong position to lead the market as adoption increases."

Koll added, "We are particularly excited about the number of new, inherently wireless devices that will ship to end-users this year. Our Symmetry(TM) Pro software service is a key component of our strategy - opening up new channel and partnering opportunities for the company while creating immediate value for the users of wireless devices. Increasing use of wireless corporate email is a catalyst to fuel sales of our core wireless platform for the enterprise, the Infowave Wireless Business Engine. Offering customers the ability to try-then-buy wireless removes a key impediment to the adoption cycle. They quickly realize that wireless data access is vital, real and that it will help them realize a return on investment at the same time it makes them much more productive."

Both revenue visibility and revenue traction were challenging throughout 2001 due to deteriorating economic conditions and a dramatic reduction in corporate IT spending. This was exacerbated in the fourth quarter by budgetary constraints and stalled purchasing decisions with specific enterprise opportunities. During the fourth quarter ended December 31, 2001, Infowave reported revenue of $534,867, down 30% from $768,544 reported in the same period of the prior year. Operating expenses for the period were $3,755,531, compared to $8,380,755 in the fourth quarter of 2000. Net loss was reduced to $4,825,370, or $0.21 per share, from $7,876,074, or $0.37 per share, in the prior-year period.

As of December 31, 2001, the company had $9,440,400 in cash, cash equivalents and short-term investments.

2001 Milestones:
Customers and Partners:

     o    Infowave grows core enterprise business by 302% year-over-year;
     o    Infowave more than doubles seat installations and customer base;
     o    Infowave announces sale of global site license to Compaq;

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     o    Infowave  gains  traction  globally,  completing  enterprise  sales in
          Canada, United States and Europe;
     o    Handspring   and  Infowave   create   alliance  to  bring   enterprise
          applications to handhelds.

Products and Technology:

     o    Infowave  ships  version 4.0 of its  flagship  product,  the  Infowave
          Wireless Business Engine, adding support for Exchange 2000, 2.5G networks and improved security and authentication;
     o Infowave releases the Open Application Connection, enabling corporate developers, professional services partners and third party independent software developers to make client-server applications wireless;
     o Infowave announces Infowave AirPower; making its secure, reliable, network- intelligent wireless middleware accessible to third parties;
     o Infowave licenses XcelleNet's Afaria providing best-of-class software distribution and device management tools;
     o Infowave releases SymmetryPro, a self-installable software service allowing corporate users to access Microsoft Exchange data from wireless Palm OS and Pocket PC devices.


Corporate:

     o    Infowave opens sales offices in the UK and Germany;
     o Infowave closes CAD$12.5 million public offering and US$14.9 million private placement;
     o Infowave Wireless Business Engine nominated as Best Wireless Solution at 17th annual CODIE awards;
     o Infowave named one of the 50 fastest growing companies in Canada, and one of the 500 fastest growing companies in North America, by Deloitte & Touche, LLP.
     o Infowave customer, City of Daytona Beach, wins Mobile Master Award for Infowave implementation.


FORWARD LOOKING STATEMENTS
This news release contains certain forward-looking statements based on the current expectations of Infowave and projections about future events. Forward-looking statements in this release include statements regarding:
Infowave being capitalized through 2002, Infowave's position to lead the market as adoption increases in 2002; the ability to open up new partnership and channel and partnering opportunities, creating an immediate return on investment for wireless device users and the ability of the SymmetryPro product to fuel adoption of the Infowave Wireless Business Engine. Actual results could vary materially from those anticipated in these statements based upon a number of factors including the success of the deployment of and improvements to its products, the failure of the markets for Infowave's products to grow as anticipated, the risks involved in integrating solutions with third-party software and services and competition with existing and new products offered by competitors. Details will be provided in the conference call scheduled for later today.

Forward-looking statements are based upon management's beliefs, opinions and projections on the date the statements are made. Infowave undertakes no obligation to update forward-looking statements if circumstances or management's beliefs, opinions or projections should change.


CONFERENCE CALL
The company will be hosting a conference call at 5pm Eastern/2pm Pacific today to discuss these results as well as to provide guidance of future financial results. Analysts, media and investors are invited to join the conference call by dialing 888.881.4892, 416.640.4127 (local Toronto) or 604.677.8677 (local
Vancouver).

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[INFOWAVE LOGO]



The conference call will also be webcast live. A link to the webcast will be available from the Infowave website at www.infowave.com/ir. The conference call will be available for replay until March 21, 2002 by dialing either877.289.8525 or 416.640.1917 (local Toronto) and entering reservation 145205#.


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[INFOWAVE LOGO]

Financial Statements
Consolidated Statements of Operations

---------------------------------------------------------------------------------------------------------------------
                                                 Three Months Ended                          Year Ended
                                                     unaudited
---------------------------------------------------------------------------------------------------------------------
                                      Dec 31, 2001           Dec 31, 2000         Dec 31, 2001          Dec 31, 2000
---------------------------------------------------------------------------------------------------------------------
Revenues:
     Sales                             $  534,867            $  768,544           $ 3,189,253           $ 1,513,557
     Cost of goods sold                    67,232               165,243               416,082               297,992
---------------------------------------------------------------------------------------------------------------------
                                          467,635               603,301             2,773,171             1,215,565
Expenses:
     Research and development             933,469             1,172,492             5,394,684             3,487,624
     Sales and marketing                1,749,265             6,290,170             9,298,149            11,183,483
     Administration                     1,072,797               918,093             4,408,576             2,813,695
     Restructuring                         27,012                     -             1,253,707                     -
     Depreciation and amortization        483,152               253,262             1,831,301               700,045
---------------------------------------------------------------------------------------------------------------------
                                        4,265,695             8,634,017            22,186,417            18,184,847
---------------------------------------------------------------------------------------------------------------------
Operating loss continuing operations    3,798,060             8,030,716            19,413,246            16,969,282

     Interest and financing costs       1,039,920                     -             1,705,982                     -
     Interest and other income            (12,610)             (154,642)             (258,792)             (713,365)
---------------------------------------------------------------------------------------------------------------------
Loss from continuing operations         4,825,370             7,876,074            20,860,436            16,255,917

Discontinued operations:
     Loss from operations                       -                     -                     -               473,088
     Loss on disposal                           -                     -                     -             1,259,863
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                                                -                     -                     -             1,732,951
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Net loss for the period                 4,825,370             7,876,074            20,860,436            17,988,868
---------------------------------------------------------------------------------------------------------------------

Loss per share:
     Continuing operations             $     0.21            $     0.37           $      0.90           $      0.81
     Discontinued operations                    -                     -                     -                  0.09
---------------------------------------------------------------------------------------------------------------------
Net loss per share                     $     0.21            $     0.37           $      0.90           $      0.90
---------------------------------------------------------------------------------------------------------------------
Weighted average number of shares
outstanding                            23,418,448            21,035,297            23,125,831            19,967,490
---------------------------------------------------------------------------------------------------------------------


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[INFOWAVE LOGO]


Consolidated Balance Sheets
Years ended December 31, 2001 and 2000

----------------------------------------------------------------------------------------------------------------
                                                                                  2001                   2000
----------------------------------------------------------------------------------------------------------------
Assets
Current assets:
     Cash and cash equivalents                                              $   9,087,730         $  2,368,092
     Short term investments                                                       352,670            6,585,852
     Accounts receivable, net of allowances of $ 153,968 (2000 - $19,044)       1,454,681              492,097
     Inventory                                                                     49,710               93,499
     Prepaid expenses and deposits                                                181,740              374,687
----------------------------------------------------------------------------------------------------------------
                                                                               11,126,531            9,914,227

Capital assets                                                                  2,531,144            2,531,122
----------------------------------------------------------------------------------------------------------------
                                                                            $  13,657,675         $ 12,445,349
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Liabilities and Shareholders' Equity
Current liabilities:
     Accounts payable and accrued liabilities                               $   1,568,303         $  1,087,536
     Deferred revenue                                                             281,420              206,347
     ---------------------------------------------------------------------------------------------------------
                                                                                1,849,723            1,293,883
Shareholders' equity:
     Share capital:
         Authorized:  200,000,000 voting common shares
              without par value (2000 - 100,000,000)
         Issued:  23,440,203 (2000 - 21,095,458) common shares                 55,451,481           35,148,040
         Other equity instruments                                               1,613,096                    -
     Deficit                                                                  (44,626,077)         (23,765,641)
     Cumulative translation account                                              (630,548)            (230,933)
----------------------------------------------------------------------------------------------------------------
                                                                               11,807,952           11,151,466
----------------------------------------------------------------------------------------------------------------
                                                                            $  13,657,675         $ 12,445,349
----------------------------------------------------------------------------------------------------------------


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[INFOWAVE LOGO]




ABOUT INFOWAVE SOFTWARE
Infowave (TSE: IW) builds innovative wireless business solutions for individual mobile professionals and large organizations that connect people to the critical information they need to be more productive and competitive. The Infowave Wireless Business Engine and its suite of application connectors provide companies with a single wireless software computing standard for fast, secure and reliable wireless access to email and collaboration applications, Web-based applications, the Internet, corporate intranets and legacy and client/server applications from a centrally managed platform. Infowave Symmetry Pro provides individuals with a fast, convenient, easy to install solution for wireless corporate email on Palm- and Pocket PC-powered devices. Infowave's solutions are designed to work on most carrier networks today, including GPRS, GSM, CDPD, CDMA and across the full spectrum of wireless computing devices from laptop computers to web-enabled mobile phones and PDAs to the newest generation of integrated voice/data handheld devices. For more information, please visit www.infowave.com or www.symmetrypro.com.

Press Contacts:
Heather Knox
(425) 806-3129
hknox@infowave.com

Investor Contact:
Jim Rausch
(604) 473-3686
ir@infowave.com